Exhibit 99.3

 Morgan Stanley: Driving the Integrated Firm  Ted Pick, Chief Executive Officer   January 16, 2024

 Notice   2  The information provided herein includes certain non-GAAP financial measures. The definition of such measures and/or the reconciliation of such measures to the comparable U.S. GAAP figures are included in this presentation, or in Morgan Stanley's (the ‘Company’) Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, as applicable, including any amendments thereto, which are available on www.morganstanley.com.   This presentation may contain forward-looking statements including the attainment of certain financial and other targets, and objectives and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations, assumptions, interpretation or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security.  The End Notes are an integral part of this presentation. See Slides 10 – 12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation.  For information and impact of the Company’s acquisitions, please refer to prior period filings of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  Please note this presentation is available at www.morganstanley.com.

 3  The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Morgan Stanley: 15 Years of Transformation  2009 – 2014 (1) (2)  2020 – 2022 (1)  2023  2015 – 2019 (1) (2)  Revenue Mix  ROTCE (5)  4%  11%  17%  13%  Profitability Mix (3)  Acquisitions   Solium E*TRADE Eaton Vance  Smith Barney  Institutional Securities  Wealth and Investment Management   $6Bn  $10Bn  $16Bn  $12Bn  Client Assets (4)  $2.0Tn  $2.8Tn  $5.6Tn  $6.6Tn  $31Bn  $38Bn  $54Bn  $54Bn

 Wealth and Investment Management Delivering Durability and Growth  4  #1 Industry Leader (1)   The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Net Revenues ($Bn) (2)  >$6 Trillion in Total Client Assets  Client Assets ($Tn)

 Institutional Securities Delivering Durability and Growth  5  With Strategy for Leading Wallet Share Positions Across the Integrated Investment Bank (2)  Revenue Growth Across Global Businesses (1)  The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  ~15%   Investment Banking   ~20%   Equities  ~10%   Fixed Income  Net Revenues ($Bn)  Americas  EMEA  Asia

 Morgan Stanley: The Integrated Firm   6  Integrated Coverage Model  Areas of Focus  Corporates  Asset Owners  Asset Managers  Individuals  The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Serving Self-Directed to Ultra High Net Worth with Institutional Capabilities  Delivering Integrated Client Value Across Public and Private Market Ecosystem  Advising Premier Corporate Footprint: Strategy to Workplace Solutions

 Human Capital: The Morgan Stanley Partnership   The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  7  Firm Operating Committee  12  Leaders  21 Years  Avg. Length of Service  James Gorman, Executive Chairman  Andy Saperstein, Co-President  Dan Simkowitz, Co-President  Ted Pick, Chief Executive Officer  Firm Management Committee  36  Leaders  21 Years  Avg. Length of Service  World Class Technology & Infrastructure  99 Leaders  16 Years Avg. Length of Service  Managing Directors  2,320 Managing Directors  14 Years Avg. Length of Service

 Financial Capital: Morgan Stanley’s Deliberate Capital Strategy  8  The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Strong Dividend Growth   Steady Decline in SCB Peak-to-Trough   4Q Dividend Per Share ($) (2)  SCB, ex-Dividend Add-On (%) (1)

 9  Firmwide Goals (1)  The End Notes are an integral part of this Presentation. See slides 10-12 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Morgan Stanley: The Long-Term Value Proposition  Efficiency Ratio  70%  ROTCE  20%  Client Assets  $10 Trillion +  WM Pre-Tax Margin  30%

 End Notes  10  The Firm’s financial presentations, earnings releases, earnings conference calls, and other communications may include certain metrics, including non-GAAP financial measures, which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results. The End Notes are an integral part of our presentations and other communications.   For additional information, refer to the Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations (includes reconciliation of GAAP to non-GAAP), and Legal Notice in the Morgan Stanley Fourth Quarter 2023 Financial Supplement included in the Current Report on Form 8-K dated January 16, 2024 (‘Morgan Stanley Fourth Quarter 2023 Financial Supplement’).  For information and impact of the Company’s acquisitions, please refer to prior period filings of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

 End Notes  11  These notes refer to the financial metrics and/or defined terms presented on Slide 3   Financial statement data and metrics presented are based on an average of previously reported numbers across the stated years.  Net revenues and income from continuing operations before income taxes (‘Pre-Tax Profit’) have been adjusted to exclude significant items. These adjusted operating performance metrics are non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to assess year-over-year operating performance.   To provide a comparative view of operating performance from 2009 to 2015, our full year reported results are adjusted below to exclude several significant items, which were highlighted in prior period filings of Morgan Stanley's (the ‘Company’) Annual Reports on Form 10-K.   Litigation costs of approximately $3.1 billion in 2014 related to residential mortgage-backed securities and other credit crisis-related matters ('Credit Crisis Litigation’)   Compensation expense of approximately $1.1 billion in 2014 related to changes in the approach for awards of discretionary incentive compensation (i.e., reducing the average deferral of such awards to an approximate baseline of 50%) and the acceleration of vesting for certain outstanding deferred cash-based incentive compensation awards ('Discretionary Incentive Compensation Actions'); and  The impact of Debt Valuation Adjustment ('DVA’) from 2009 to 2015  DVA represents the change in fair value resulting from fluctuations in our debt credit spreads and other credit factors related to borrowings and other liabilities carried under the fair value option. In 2009 and 2010, Wealth Management ('WM’) net revenues included DVA of $(41) million and $14 million, respectively, and Investment Management (‘IM’) net revenues included DVA of $(48) million and $(11) million, respectively. All other amounts of DVA from 2009 to 2015 were recorded in Institutional Securities (‘ISG’).  Pre-Tax Profit adjustment is the aggregation of the DVA adjustment and in 2014 also includes the expense adjustments of $4,220 million related to the negative Credit Crisis Litigation and Discretionary Incentive Compensation Actions. The full amount of the Credit Crisis Litigation adjustment was recorded in the ISG segment. The Discretionary Incentive Compensation Actions were recorded in the business segments as follows: ISG $(904) million; WM $(88) million; and IM $(145) million.   Profitability Mix refers to Pre-Tax Profit distribution by segment.   Client Assets represent reported WM client assets and IM assets under management (‘AUM’). WM client assets represent those assets for which WM is providing services including financial advisor‐led brokerage, custody, administrative and investment advisory services; self‐directed brokerage services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services. Certain WM client assets are invested in IM products and are also included in IM’s AUM.

 End Notes  12  These notes refer to the financial metrics and/or defined terms presented on Slide 3  Return on average tangible common equity (‘ROTCE’) metrics are based on reported figures. ROTCE utilizes net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. Reported ROTCE and average tangible common equity are non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.  These notes refer to the financial metrics and/or defined terms presented on Slide 4   Ranking is based on internal analysis of net revenues for Morgan Stanley and peers. Net revenues represent the combination of Wealth Management and Investment Management for the peer set: Bank of America, BlackRock, Charles Schwab, Fidelity, Goldman Sachs, JP Morgan, UBS, and Wells Fargo. The analysis utilizes data for peers that have reported full-year 2023 results as of January 15, 2024. For peers that have not yet reported, excluding Fidelity, net revenues are based on the last twelve months as of September 30, 2023. For Fidelity, net revenues represent 2022 total company revenues. Net revenues for Morgan Stanley represent the addition of Morgan Stanley’s WM and IM net revenues for full-year 2023, excluding intersegment activity.  Net revenues for 2010 have been adjusted to exclude the positive impact of DVA of approximately $3 million. The adjusted net revenues are a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.  These notes refer to the financial metrics and/or defined terms presented on Slide 5  Net revenues for 2010 have been adjusted to exclude the negative impact of DVA of approximately $(876) million. The adjusted net revenues are a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.  Wallet Share represents the percentage of Morgan Stanley’s ISG segment net revenues to the Wallet. The Wallet represents Investment Banking, Equity Sales & Trading and Fixed Income Sales & Trading net revenues, where applicable, for Morgan Stanley and the following peer set: Bank of America, Barclays, Citigroup, Deutsche Bank, Goldman Sachs, JP Morgan, and UBS.   The attainment of these Wallet Share positions assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic and market conditions and future legislation and regulations and any changes thereto. Please also refer to the Notice on Slide 2 of this presentation.  These notes refer to the financial metrics and/or defined terms presented on Slide 8  SCB, ex Dividend Add-On represents Morgan Stanley’s Stress Capital Buffer (‘SCB’), excluding the dividend add-on. For further information, see “Liquidity and Capital Resources — Regulatory Requirements” in prior period filings of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  4Q Dividend Per Share represents the dividend per share in the fourth quarter of each respective year.  These notes refer to the financial metrics and/or defined terms presented on Slide 9  The attainment of these objectives assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic and market conditions and future legislation and regulations and any changes thereto. Please also refer to the Notice on Slide 2 of this presentation.

 Morgan Stanley: Driving the Integrated Firm  Ted Pick, Chief Executive Officer   January 16, 2024